Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Joseph Moroney, President of Apollo Senior Floating Rate Fund Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	8/30/11	/S/ JOSEPH MORONEY

Joseph Moroney, President (principal executive officer)

I, Jodi Sarsfield, Treasurer and Chief Financial Officer of Apollo Senior Floating Rate Fund Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	8/30/11	/S/ JODI SARSFIELD

Jodi Sarsfield, Treasurer and Chief Financial Officer (principal financial officer)